                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 16, 2004
                                (Date of Report)
                        (Date of Earliest Event Reported)

                                  iVILLAGE INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-25469                13-3845162
(State or Other Jurisdiction     (Commission File No.)         (IRS Employer
     of Incorporation)                                      Identification No.)

                  500 SEVENTH AVENUE, NEW YORK, NEW YORK 10018
          (Address of Principal Executive Offices, including Zip Code)

                                 (212) 600-6000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 17, 2004, iVillage Inc. issued a press release announcing the commencement of a public offering. A copy of iVillage's press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     iVILLAGE INC.
                                     (REGISTRANT)


Date: June 17, 2004                  By: /s/ Jeremy J. Wolk
                                         ------------------------------------
                                         Jeremy J. Wolk
                                         Assistant Secretary

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 99.1        Press Release, dated June 17, 2004, announcing the commencement of a public offering.